                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                           REGISTRATION NO. 002-88543
                         POST-EFFECTIVE AMENDMENT NO. 28

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-03931
                         POST-EFFECTIVE AMENDMENT NO. 28

                                CLIPPER FUND, INC
                      On behalf of its series CLIPPER FUND
               (Exact Name of Registrant as Specified in Charter)

             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
                    (Address of Principal Executive Offices)
                                  520-434-3771
                         (Registrant's Telephone Number)

                              Thomas D. Tays, Esq.
                        Vice President & General Counsel
                          Davis Selected Advisers, L.P.
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
                     (Name and Address of Agent for Service)

                                 with copies to:

                              Michael Glazer, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                             515 South Flower Street
                          Los Angeles, California 90071

It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to paragraph (b)
[X]  On 05/01/07 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)
[_]  On  _  pursuant to paragraph (a) of Rule 485
[_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_]  On ____, pursuant to paragraph (a)(2) of Rule 485

     Title of Securities being Registered Shares of Beneficial Interest of:

          Clipper Fund

EXPLANATORY NOTES

This Post-Effective Amendment No. 28 to the Registration Statement contains:

               Clipper Fund Prospectus
               Clipper Fund SAI
               Part C  and Signature Pages
               Exhibits:

CLIPPER FUND

PROSPECTUS

May 1, 2007

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer.

TABLE OF
CONTENTS

4    OVERVIEW OF CLIPPER FUND

     Investment Objective and Principal Investment Strategies
     The Davis Investment Discipline
     Determining If This Fund Is Right for You
     Principal Risks of Investing in the Fund
     Performance Information
     Fees and Expenses of the Fund
     Additional Information About Investments

15   CLIPPER FUND MANAGEMENT

     Davis Advisors
     Investment Professionals

17   ONCE YOU INVEST IN CLIPPER FUND

     How Your Shares Are Valued
     Portfolio Holdings
     How We Pay Earnings
     Federal Income Taxes
     Fees and Expenses of the Fund
     Fees Paid to Dealers and Other Financial Intermediaries

24   HOW TO OPEN AN ACCOUNT

     Two Ways You Can Open An Account
     Anti-Money Laundering Compliance
     Retirement Plan Accounts

26   HOW TO BUY AND SELL SHARES
     Right to Reject or Restrict any Purchase Order
     Three Ways to Buy and Sell Shares
     When Your Transactions Are Processed
     Buying More Shares
     Selling Shares
     Market Timing
     Telephone Transactions
     Internet Transactions

36   OTHER INFORMATION

     Dividends and Distributions
     Financial Highlights
     Householding
     Privacy Notice

B/C  OBTAINING ADDITIONAL INFORMATION

OVERVIEW OF
CLIPPER FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Clipper Fund's investment objective is to seek long-term capital growth and capital preservation. Davis Selected Advisers, L.P., ("Davis Advisors" or the
"Adviser"), the Fund's investment adviser uses the Davis Investment Discipline to invest the majority of the Fund's assets in equity securities issued by large companies with market capitalizations of at least $10 billion. See "The Davis
Investment Discipline" in this prospectus.

The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. Davis Advisors believes that concentrating the Fund's portfolio in a select, limited number of securities allows its best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and
35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by Davis Advisors. Investors should be aware that a non-diversified portfolio may experience greater price volatility than would a diversified portfolio.

The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information About Investments" in this prospectus.

THE DAVIS INVESTMENT DISCIPLINE

Davis Advisors manages equity funds using the Davis Investment Discipline. We conduct extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different

                                       4

businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

FIRST CLASS MANAGEMENT

     o    Proven track record

     o    Significant personal ownership in business

     o    Intelligent allocation of capital

     o    Smart application of technology to improve business and lower costs

STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

     o    Strong balance sheet

     o    Low cost structure

     o    High after-tax returns on capital

     o    High quality of earnings

STRONG COMPETITIVE POSITIONING

     o    Non-obsolescent products / services

     o    Dominant or growing market share

     o    Participation in a growing market

     o    Global presence and brand names

After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies' common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling the stock in a company if we believe the stocks' market price exceeds Davis Advisors estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

                                       5

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You are more comfortable investing in established, well-known companies.

o    You are investing for the long term.

You should not invest in this Fund if:

o    You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are not willing to accept the volatility of investing in a non-diversified portfolio.

o    You are interested in earning current income.

o    You are investing for the short term.

PRINCIPAL RISKS OF INVESTING IN THE FUND

If you buy shares of Clipper Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the
Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the
Fund from achieving its stated objective.

o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

                                       6

o    FOCUSED PORTFOLIO RISK. Clipper Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund may be subject to greater volatility and risk, as the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

o    FINANCIAL SERVICES RISK. The Adviser's investment strategy has historically invested a significant portion of assets in the financial services sector.
     Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates:
     unstable interest rates, and/or rising interest rates, may have a disproportionate affect on companies in the financial services sector;
     (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv)
     Competition: the financial services sector has become increasingly competitive.

o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the
     Fund's performance to be more volatile than it would be if the Fund invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation.
     Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the
     U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the
     U.S. dollar, the value of the Fund's shares will tend to decline.

o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis
     Advisors believes to be the companies' intrinsic values. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may

                                       7

     be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future.
     While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o    SELECTION RISK. The securities we select for the Fund may underperform the
     S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Clipper Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance (before and after taxes)
is not necessarily an indication of how the Fund will perform in the future.

A different investment adviser served as manager of the Fund from inception through December 31, 2005. Davis Advisors became the manager of the Fund on
January 1, 2006. The Fund's past performance may not indicate how it will perform in the future.

                                       8

                                  CLIPPER FUND
                         CALENDAR YEAR TOTAL RETURNS FOR

                                  YEAR   RETURN
                                  ----   ------
                                  1997   30.44%
                                  1998    9.20%
                                  1999   (2.02)%
                                  2000   37.40%
                                  2001   10.26%
                                  2002   (5.50)%
                                  2003   19.35%
                                  2004    5.87%
                                  2005   (0.24)%
                                  2006   15.27%

During the period shown above, the Fund's highest quarterly return was 17.32%
for the quarter ended June 30, 2003, and the lowest quarterly return was
(12.34)% for the quarter ended September 30, 2002. Total return for the three months ended March 31, 2007 (not annualized) was (2.41)%.

                                       9

CLIPPER FUND AVERAGE ANNUAL TOTAL RETURNS - (FOR THE PERIODS ENDED DECEMBER 31,
2006)

                                          1 YEAR   5 YEARS   10 YEARS
                                          ------   -------   --------
Return Before Taxes                       15.27%    6.54%     12.22%
Return After Taxes on Distributions       13.60%    5.62%     10.01%
Return After Taxes on Distributions and
Sale of Fund Shares                       11.98%    5.33%      9.64%
S&P 500(R) Index                          15.79%    6.19%      8.42%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

S&P 500(R) Index returns do not reflect deductions for fees, expenses, or taxes.
You cannot invest directly in an index.

                                       10

FEES AND EXPENSES OF THE FUND
FEES YOU MAY PAY AS A CLIPPER FUND SHAREHOLDER
Paid directly from your investment

Maximum sales charge (load) imposed on purchases          None
   as a percentage of offering price

Maximum deferred sales charge (load) imposed on
   redemptions                                            None
   as a percentage of the lesser of the net asset
   value of the shares redeemed or the total cost of
   such shares

Maximum sales charge (load) imposed on reinvested
   dividends                                              None

A Wire Fee of $5 for domestic transfers may be deducted from sale proceeds. See
"Wiring Sale Proceeds to Your Bank Account."

CLIPPER FUND'S ANNUAL OPERATING EXPENSES
deducted from the Fund's assets

Management Fees                   0.57%
Distribution (12b-1) Fees         0.00%
Other Expenses                    0.13%
                                  ----
Total Annual Operating Expenses   0.70%

Expenses may vary in future years.

The table above does not reflect the fact that Davis Advisors was contractually committed to waive the Fund's management fees in excess of 0.50% for calendar year 2006. This waiver is no longer in effect.

                                       11

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above.
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
Clipper Fund      $72      $224      $390      $871

The table above does not reflect the fact that Davis Advisors was contractually committed to waive the Fund's management fees in excess of 0.50% for calendar year 2006. This waiver is no longer in effect.

                                       12

ADDITIONAL INFORMATION ABOUT INVESTMENTS

Clipper Fund's investment objective is long-term growth of capital. The Fund's investment objective is a fundamental policy and may not be changed by the
Fund's Board of Directors without a vote of shareholders. Under normal circumstances, Clipper Fund invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion. The Fund's principal investment strategies and main risks are described in the Overview section of this prospectus. The Fund may also purchase other kinds of securities, engage in active trading (which would increase portfolio turnover and commission expenses and could increase taxable distributions), or employ other investment strategies that are not principal investment strategies, if, in Davis Advisors' professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies (i) would be consistent with shareholders' reasonable expectations; (ii) may assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund's investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; or (v) would materially change the Fund's risk profile as described in the Fund's prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.

SHORT-TERM INVESTMENTS. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times the Fund will not be pursuing its normal investment policies. In the event that our investment professionals anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), we may reduce the Fund's risk by investing in short-term securities until market conditions improve.
Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund's investment objective.

For more details concerning current investments and market outlook, please see the Fund's most recent shareholder report.

                                       13

EXECUTION OF PORTFOLIO TRANSACTIONS. Davis Advisors places orders with broker-dealers for Clipper Fund's portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis
Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Clipper Fund's portfolio transactions with broker-dealers who have sold shares of Clipper Fund.
However, when Davis Advisors places orders for the Fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the Fund.

Over the last three years the Fund paid the following brokerage commissions:

                                       FOR THE YEAR ENDED DECEMBER 31,
                                       2006         2005         2004
                                    ----------   ----------   ----------
                                    $3,482,268   $3,773,043   $1,809,757
Brokerage commissions paid:
Brokerage commissions as a
percentage of average net assets:         0.10%        0.06%        0.03%

                                       14

CLIPPER FUND MANAGEMENT

DAVIS ADVISORS

Davis Advisors serves as the investment adviser for Clipper Fund. Davis
Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson,
Arizona 85706. Davis Advisors provides investment advice for Clipper Fund, manages its business affairs and provides day-to-day administrative services.
Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

For the fiscal year ended December 31, 2006, Davis Advisors' compensation from the Fund for its services (based on average net assets) was 0.50%. Davis
Advisors waived management fees in excess of 0.50%. Without the waiver, the management fees for the year would have been 0.57%.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for Clipper Fund.
Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New
York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for Clipper Fund and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected
Advisers-NY, Inc.'s fee is paid by Davis Advisors, not Clipper Fund.

Every year the Fund's Board of Directors considers whether to re-approve the
Fund's advisory and sub-advisory agreements. The basis for the Board's decision is described in the Fund's most recent Semi-Annual Report.

                                       15

INVESTMENT PROFESSIONALS

o    CHRISTOPHER DAVIS has served as a Portfolio Manager of Clipper Fund since
     January 2006, and also manages other equity funds advised by Davis
     Advisors. Mr. Davis has served as an analyst and portfolio manager for
     Davis Advisors since 1989.

o    KENNETH CHARLES FEINBERG has served as a Portfolio Manager of Clipper Fund since January 2006, and also manages other equity funds advised by Davis
     Advisors. Mr. Feinberg has served as an analyst and portfolio manager for
     Davis Advisors since 1994.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio
Managers, and the Portfolio Managers' ownership of securities in the Fund.

                                       16

ONCE YOU INVEST
IN CLIPPER FUND

This section describes how your investment in the Fund is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open your Clipper Fund account, you may buy or sell shares on any business day. The price of your shares is based upon the total value of the
Fund's investments. Your account balance may change daily because the share price may change daily.

The value of one share, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

The business sections of many, but not all, major newspapers publish Clipper
Fund's daily net asset values. If you have access to the Internet, you can also check the net asset value on our website (www.clipperfund.com).

VALUATION OF PORTFOLIO SECURITIES

Your shares will be purchased at the net asset value, or sold at the net asset value, next determined after Clipper Fund's transfer agent receives your request to purchase or sell shares in good order.

Securities are valued primarily on the basis of market quotations. However,
Clipper Fund has adopted procedures for making "fair value" determinations if market quotations are not readily available. The Fund uses fair value prices any time Davis Advisors concludes that reliable market quotations for the Fund's portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Clipper Fund uses an independent vendor to assist in fair value pricing of

                                       17

foreign securities when deemed appropriate. The use of fair value pricing by the
Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

Some of the Fund's securities may be traded in markets that close at a different time than when the Fund's shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time the Fund's shares are priced may result in the use of fair value pricing, as described above.
Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. Clipper Fund has adopted procedures designed to identify and react to significant events in foreign markets that would have a material affect on the Fund's net asset value. Notwithstanding, the net asset value of the
Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency prices of the Fund's investments.

PORTFOLIO HOLDINGS

A description of Clipper Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of
Additional Information.

The Fund's portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual shareholder reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, the Fund publishes its portfolio holdings on Clipper
Fund's website (www.clipperfund.com) and the SEC website (www.sec.gov)
approximately 60 days after the end of each fiscal quarter. Other information concerning the Fund's portfolio holdings may also be published on Clipper Fund's website from time to time.

                                       18

HOW WE PAY EARNINGS

There are two ways you can receive payments from Clipper Fund.

o    DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o    CAPITAL GAINS. Capital gains are profits received by the Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when Clipper Fund pays dividends and distributes capital gains, please call 1-800-432-2504. Unless you choose otherwise, Clipper Fund will automatically reinvest your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Clipper Fund Application Form or on IRS Form W-9 that your Taxpayer
Identification Number is correct and you are not subject to backup withholding.
If you are subject to backup withholding, or you did not certify your Taxpayer
Identification Number, the IRS requires Clipper Fund to withhold a percentage of any dividends paid and redemption proceeds received.

FEDERAL INCOME TAXES

TAXES ON DISTRIBUTIONS

Distributions you receive from the Fund may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation.

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The Fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

                                       19

Clipper Fund will send you a statement each year showing the tax status of your
Fund distributions.

TAXES ON TRANSACTIONS

Your redemptions may result in a capital gain or loss for federal tax purposes.
A capital gain or loss on your investment is the difference between the cost of your shares and the price you receive when you sell them.

More information concerning federal taxes is available in the Statement of
Additional Information. We recommend that you consult with a tax advisor about dividends and capital gains that you may receive from Clipper Fund.

FEES AND EXPENSES OF THE FUND

The Fund must pay operating fees and expenses.

MANAGEMENT FEE

The management fee covers the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses.

12B-1 FEES

Clipper Fund does not charge any Rule 12b-1distribution fees.

OTHER EXPENSES

Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit, and custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the Fund.

                                       20

TOTAL FUND OPERATING EXPENSES

The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for the Fund. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.

FEES PAID TO DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Broker-dealers and other financial intermediaries ("Qualifying dealers") may charge Davis Distributors, LLC (the "Distributor") substantial fees for selling
Clipper Fund's shares and providing continuing support to shareholders.
Qualifying dealers may charge (i) commissions paid by purchasing shareholders;
(ii) record-keeping fees from the Fund for providing record-keeping services to investors who hold Fund shares through dealer-controlled omnibus accounts; and
(iii) other fees, described below, paid by the Distributor from its own resources.

Qualifying dealers may, as a condition to distributing shares of the Fund, request that the Distributor pay or reimburse the Qualifying dealer for (i)
marketing support payments including business planning assistance, educating personnel about Clipper Fund, and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer; and (ii)
financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as "revenue sharing" payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer's sales and assets, and the quality of the dealer's relationship with the Distributor. Fees are generally based on the value of shares of the Fund held by the dealer or financial institution for its customers or based on sales of Fund shares by the dealer or financial institution, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the Fund to pay some or all of these fees. Some dealers may also choose to pay additional compensation to their registered representatives who sell the Fund. Such payments may

                                       21

be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities. The foregoing arrangements may create an incentive for the brokers, dealers or other financial institutions, as well as their registered representatives, to sell Clipper Fund rather than other funds.

In 2006, Davis Advisors and the Distributor were charged additional fees by the
Qualifying dealers listed below. Davis Advisors and the Distributor paid these fees from their own resources. These Qualifying dealers may provide Clipper Fund enhanced sales and marketing support and financial advisers employed by the
Qualifying dealers may recommend Clipper Fund rather than other funds.
Qualifying dealers may be added or deleted at any time.

Ameriprise Financial Services, Inc.; Fidelity Brokerage Services, LLC; Mercer HR
Services, LLC; Pershing, LLC; UBS Financial Services Inc.; and Wachovia
Securities, LLC.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of Clipper Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of Clipper Fund during specified periods of time.

Although Clipper Fund may use brokers who sell shares of the Fund to execute portfolio transactions, the Fund does not consider the sale of fund shares as a factor when selecting brokers to execute portfolio transactions.

Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of Fund shares.

DUE DILIGENCE MEETINGS. The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on
Clipper Fund and are afforded the opportunity to speak with investment professionals. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Clipper Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

                                       22

SEMINARS AND EDUCATIONAL MEETINGS. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor's policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the Fund for the employees of Qualifying dealers. In addition, the
Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the Fund is discussed.

RECORDKEEPING FEES. Certain Qualifying dealers have chosen to maintain omnibus accounts with Clipper Fund. In an "omnibus account" the Fund maintains a single account in the name of the dealer and the dealer maintains all of its clients'
individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with Clipper Fund and the administrator will then maintain all of the participant accounts. Davis
Advisors, on behalf of the Fund, enters into agreements whereby the Fund is charged by the dealer or administrator for such recordkeeping services.

Recordkeeping services typically include (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Clipper
Fund reports, prospectuses and other communications to shareholders as required;
(vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Clipper Fund in its compliance with state securities laws. Clipper Fund typically would be paying these shareholder servicing fees directly, were it not that the Qualifying dealer holds all customer accounts in a single omnibus account with Clipper Fund.

OTHER COMPENSATION. The Distributor may, from its own resources and not the
Fund's, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission, or any self-regulatory agency, such as the NASD.

                                       23

HOW TO
OPEN AN ACCOUNT

You can open an account with Clipper Fund if you initially invest at least
$25,000 in a regular account or $4,000 in an IRA account.

TWO WAYS YOU CAN OPEN AN ACCOUNT

o    BY MAIL. Complete and sign the Application Form and mail it to our service provider, State Street Bank and Trust. Include a check made payable to
     CLIPPER FUND. All purchases by check should be in U.S. dollars. CLIPPER
     FUND WILL NOT ACCEPT THIRD-PARTY CHECKS, STARTER CHECKS, TRAVELER'S CHECKS
     OR MONEY ORDERS.

o    BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our Distributor. Please note that your dealer may charge a service fee or commission for these transactions.

ANTI-MONEY LAUNDERING COMPLIANCE

Clipper Fund and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, Clipper Fund may not be able to open your account. If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund and the
Distributor may choose not to establish a new account or may be required to
"freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund or the Distributor to inform the shareholder that it has taken the actions described above.

                                       24

RETIREMENT PLAN ACCOUNTS

You can invest in Clipper Fund using any of these types of retirement plan accounts:

o    IRAs

o    Roth IRAs

o    Simplified Employee Pension (SEP) IRAs

State Street Bank and Trust acts as custodian for these retirement plans and charges each participant a $10 maintenance fee each year regardless of the number of plans established per Social Security Number. This maintenance fee is automatically deducted unless you elect to pay the fee directly. There is also a
$10 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Investor Services.

                                       25

HOW TO
BUY AND SELL SHARES

Once you have established an account with Clipper Fund, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Clipper Fund shareholder, including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.

RIGHT TO REJECT OR RESTRICT ANY PURCHASE ORDER

Purchases should be made for investment purposes only. Clipper Fund and the
Distributor reserve the right to reject or restrict any purchase or order for any reason. Clipper Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.
Accordingly, purchases that are part of activity that Clipper Fund or the
Distributor have determined may involve actual or potential harm to the Fund may be rejected.

THREE WAYS TO BUY AND SELL SHARES

o    BY TELEPHONE. Call 1-800-432-2504. You can speak directly with a Clipper
     Fund professional during our business hours (9 a.m. to 6 p.m. Eastern time).

o    BY MAIL. Send the request to our service provider, State Street Bank and
     Trust Company.

                                       26

               Regular mail:
               Clipper Fund
               c/o State Street Bank and Trust Company
               P.O. Box 55468, Boston, MA 02205

               Express shipping:
               Clipper Fund
               c/o State Street Bank and Trust Company
               30 Dan Road, Canton, MA 02021

o    BY DEALER. Contact a dealer who will execute the transaction through our
     Distributor. Please note that your dealer may charge service fees or commissions for these transactions.

Clipper Fund does not issue certificates for its shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of Clipper Fund by State Street Bank and Trust. Transactions in the
account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and withdrawals will be confirmed at least quarterly.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our Distributor will be processed on the same day if the order is received before 4 p.m. Eastern time.
If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern time; and

o    Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You may buy more shares at any time, by mail, through a dealer, or by wire. The minimum purchase amount is $1,000 for a regular account and $500 for an IRA account.

                                       27

o    BY MAIL. When you purchase shares by mail, send a check made payable to
     CLIPPER FUND for the amount of purchase to our service provider, State
     Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund and your account number.

o    THROUGH A DEALER. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.

o    BY WIRE. You may wire federal funds directly to our service provider, State
     Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

               State Street Bank and Trust Company
               Boston, MA 02210
               Attn: Mutual Fund Services
               CLIPPER FUND
               Shareholder Name
               Shareholder Account Number
               Federal Routing Number 011000028
               DDA Number 9905-370-4

MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investment in Clipper Fund is to sign up for the
AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $200. The account minimum, $25,000, must be met prior to establishing an automatic investment plan.

Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated
Clearing House system. Each debit should be reflected on your next bank statement.

To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form. If you wish to establish this plan after your account has been opened, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Investor
Services.

                                       28

You can also use our Dividend Diversification Program to buy more shares in
Clipper Fund. See "Once You Invest in Clipper Fund" in this prospectus.

Note: The Automated Clearing House system is used by most banks for electronic transfers of money into and out of their clients' bank accounts and is regulated by the Federal Reserve.

SELLING SHARES

You may sell back all or part of your shares in Clipper Fund (also known as redeeming your shares) on any business day at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street
Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners'
signatures medallion-guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged service fees or commissions by the dealer for these transactions.

Redemption proceeds are usually paid to you by check within seven days after
State Street Bank and Trust receives your proper redemption request. You may redeem shares on any business day. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.

                                       29

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o    You will always receive cash for sales that total less than $250,000 or one percent of a Fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o    You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000.
     However, if your address of record has changed in the last thirty days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o    In the past, Clipper Fund issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o    The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE

To protect you and Clipper Fund against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a
United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.

                                       30

STOCK POWER

This is a letter of instruction signed by the owner of Fund shares that gives
State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

INVOLUNTARY REDEMPTION

If your Fund account balance declines to less than $25,000 or $4,000 for an IRA account as a result of a redemption or transfer, or if your account does not meet the minimum investment requirement for any other reason (except a decline in net asset value), we may redeem your remaining shares in the Fund at net asset value. We first will notify you, giving you at least sixty days' notice that an INVOLUNTARY REDEMPTION may take place. If you increase your account balance to the account minimum during the notice period the Involuntary
Redemption will be canceled.

MAKING SYSTEMATIC WITHDRAWALS

If your Fund account balance is more than $25,000, you can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or
IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional Fund shares at around the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan, known as the SYSTEMATIC WITHDRAWAL
PLAN, shares are sold so that you will receive payment by one of three methods:

o    You may receive a check at your address of record provided that this address has not changed for a period of at least thirty days.

o    You may also choose to receive funds sent by Automated Clearing House (ACH)
     to the banking institution of your choice. You must complete the appropriate section of the Application Form. If you wish to execute a
     Systematic Withdrawal Plan by ACH after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

o    You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the
     Application Form. If you wish to designate a third-party payee after

                                       31

     your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by
State Street Bank and Trust for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale.
Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking
Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service
Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

                                       32

MARKET TIMING

Clipper Fund discourages short-term or excessive trading, often referred to as
"market timing," and intends to seek to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interests of the Fund and its long-term shareholders. Market timing strategies may dilute the value of Fund shares held by long-term shareholders, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs.

The Fund's Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of Fund shares. Currently, four round-trip purchases into and redemptions from Clipper Fund are allowed during any twelve month period. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and redemption limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by Clipper Fund, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase limitations may be applicable to their transactions in Clipper Fund through that financial intermediary. To the extent reasonably feasible, the Fund's market timing procedures apply to all shareholder accounts and neither Clipper Fund nor Davis
Advisors have entered into agreements to exempt any shareholder from application of either Clipper Fund's or a financial intermediary's market-timing procedures, as applicable.

Clipper Fund and Davis Advisors use several methods to reduce the risk of market timing. These methods include (i) limiting annual purchase activity per Fund account; and (ii) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's market timing policy.

If Clipper Fund determines that your purchase patterns reflect a market timing strategy, Clipper Fund reserves the right to take any action permitted under applicable rules and standards, including but not limited to refusing to accept your orders to purchase Fund shares through telephone requests, facsimile transmissions, automated telephone services or any electronic transfer services.

                                       33

Clipper Fund receives purchase and redemption orders from many financial intermediaries, which maintain omnibus accounts with the Fund. Omnibus account arrangements permit financial intermediaries to aggregate their clients'
transaction and ownership positions. Clipper Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing policy with respect to customers of financial intermediaries. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of Clipper Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

TELEPHONE TRANSACTIONS

When you call Clipper Fund you can perform a transaction by speaking to a
Clipper Fund professional during business hours (9 a.m. to 6 p.m. Eastern time).

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.

o    The check can be issued only to the registered account owner(s).

o    The check must be sent to the address on file with the Distributor.

o    Your current address must be on file for at least 30 days.

When you buy or sell shares by telephone instruction, you agree that Clipper
Fund is not liable for following telephone instructions believed to be genuine
(that is, directed by the account holder or registered representative whose name is on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions Clipper Fund may not be able to accept all requests by telephone.

                                       34

INTERNET TRANSACTIONS

You can use our website--WWW.CLIPPERFUND.COM--to review your account balance and recent transactions. Please review our website for more complete information. If you do not wish to have this option activated for your account, please contact
Investor Services.

To access your accounts, you will need your account number and your Social
Security Number. You must also establish a unique and confidential Personal
Identification Number (PIN). This PIN is required each time you access your
Clipper Fund account online.

                                       35

OTHER
INFORMATION

DIVIDENDS AND DISTRIBUTIONS

o    Clipper Fund ordinarily distributes dividends and capital gains, if any, in
     December.

o    When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

o    You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of Clipper Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

o    If a dividend or capital gain distribution is for an amount less than $10, the Fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the
     Fund.

o    If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the Post Office, we will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination; and future dividends and capital gains distributions will be automatically reinvested in additional shares of the
     Fund.

                                       36

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Clipper Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for the 2006 fiscal year. KPMG LLP's report, along with the Fund's financial statements, is included in Clipper
Fund's annual report, which is available upon request. Another firm audited the information for the previous fiscal years.

                                       37

CLIPPER FUND
FINANCIAL HIGHLIGHTS

Financial Highlights for a share of capital stock outstanding throughout each period:

                                              2006(4)     2005     2004     2003     2002
                                              -------   -------   ------   ------   ------

NET ASSET VALUE, BEGINNING OF PERIOD           $88.18   $89.68    $87.97   $75.73   $83.53
Income (Loss) From Investment Operations:
Net Investment Income                            1.07     1.31      0.58     0.72     1.05
Net Realized and Unrealized Gains (Losses)      11.84    (1.52)     4.51    13.87    (5.65)
Total From Investment Operations                12.91    (0.21)     5.09    14.59    (4.60)
DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income            (1.10)   (1.29)    (0.57)   (0.73)   (1.05)
Distributions from Realized Gains               (8.01)      --     (2.81)   (1.62)   (2.15)
Total Dividends and Distributions               (9.11)   (1.29)    (3.38)   (2.35)   (3.20)
Net Asset Value, End of Period                 $91.98   $88.18    $89.68   $87.97   $75.73
Total Return(1)                                 15.27%   (0.24)%    5.87%   19.35%   (5.50)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000,000 omitted)    $3,428   $4,006    $7,208   $6,963   $5,002
Ratio of Expenses to Average Net Assets:
Gross of expense reduction                       0.70%    1.12%     1.12%    1.13%    1.12%
Net of expense reduction(3)                      0.62%    1.11%     1.12%    1.12%    1.07%
Ratio of Net Investment Income to Average
Net Assets                                       1.11%    0.97%     0.65%    0.98%    1.60%
Portfolio Turnover Rate(2)                         63%      13%       16%      25%      48%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements or waivers from the Adviser.

(4.) Effective January 1, 2006, Davis Advisors assumed management of the Fund. A different investment adviser managed the Fund from inception through
     December 31, 2005.

                                       38

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact Clipper
Fund in writing at 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706.
Individual copies of current prospectuses and reports will be sent to you within
30 days after the Fund receives your request to stop householding.

PRIVACY NOTICE

While you may be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the
Fund, to open an account for you or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing your account statement and other information about the Fund's products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                                       39

OBTAINING
ADDITIONAL INFORMATION

Additional information about Clipper Fund's investments is available in Clipper
Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders. In the Fund's Annual
Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Clipper Fund and its management and operations. The Statement of Additional Information and the Fund's Annual and Semi-Annual Reports are
available, without charge, upon request.

Clipper Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

HOW TO GET MORE INFORMATION (Including Annual Report, Semi-Annual Report and
Statement of Additional Information)

o    BY TELEPHONE. Call Clipper Fund toll-free at 1-800-432-2504, Monday through
     Friday, 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

o    BY MAIL. Write to State Street Bank and Trust Company, c/o Clipper Fund,
     P.O. Box 8243, Boston, MA 02205-5468.

o    ON THE INTERNET. www.clipperfund.com.

o    FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to
     publicinfo@sec.gov. Reports and other information about the Fund is also available by visiting the SEC website (WWW.SEC.GOV). For more information on the operations of the Public Reference Room, call 1-202-942-8090.

Clipper Fund's Investment Company Act File Number is 811-3931

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2007

                               CLIPPER FUND, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-432-2504

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MAY 1, 2007. THIS STATEMENT OF
ADDITIONAL INFORMATION INCORPORATES THE FUND'S PROSPECTUS BY REFERENCE. A COPY
OF THE FUND'S PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING SHAREHOLDER
SERVICES AT 1-800-432-2504.

THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE
SEPARATE DOCUMENTS THAT ARE AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING
SHAREHOLDER SERVICES. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM APPEARING IN THE ANNUAL REPORT ARE
INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                                PAGE
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               Statement of Additional Information 2 Clipper Fund

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

This Statement of Additional Information supplements and should be read in conjunction with the prospectus of Clipper Fund, Inc. (the "Fund" or "Clipper
Fund").

                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                         INVESTMENT STRATEGIES AND RISKS

THE ADVISER AND SUB-ADVISER. The Fund is managed by Davis Selected Advisers,
L.P. (the "Adviser") and Davis Selected Advisers - NY, Inc. (the "Sub-Adviser").

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The
investment objective, principal investment strategies and the main risks of the
Fund are described in the Fund's prospectus. The Fund is not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Fund may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether purchasing such securities or using such strategies
(i) would be consistent with shareholders' reasonable expectations; (ii) may assist the Fund in pursuing its investment objective; (iii) are consistent with the Fund's investment strategy; (iv) would cause the Fund to violate any of its investment restrictions; and (v) would materially change the Fund's risk profile as described in the Fund's prospectus and Statement of Additional Information, as amended from time to time. This section of the Statement of Additional
Information contains supplemental information about the Fund's principal investment strategies and also describes additional investment strategies that the Adviser may use to try to achieve the Fund's objective. The composition of the Fund's portfolio and the strategies that the Adviser may use may vary depending on market conditions and available investment opportunities. The Fund is not required to use any of the investment strategies described below in pursuing its investment objective. The Fund may use some of the investment strategies rarely or not at all. Whether the Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors, and short-term investing is discouraged. The Fund's investment objective of long-term capital growth and capital preservation is a fundamental policy, which means that it may not be changed by the Fund's Board of Directors without shareholder approval.

DIVERSIFICATION OF INVESTMENTS. The Fund is classified as a "non-diversified"
fund under the Investment Company Act of 1940 (the "1940 Act"), which means that it is permitted to invest its assets in a more limited number of issuers than
"diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to the statutory diversification requirements discussed above, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code").

The diversification standards under the Internal Revenue Code require that the
Fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S.
Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly,
20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

CONCENTRATION OF INVESTMENTS. The Fund may not invest greater than 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. While the Fund's

               Statement of Additional Information 3 Clipper Fund

strategy of concentrating its investments in a limited number of securities and at times within certain industries has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

EQUITY SECURITIES. Equity securities represent ownership positions in companies.
These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities.
Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPOs are a form of equity security. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have only been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings. The Fund may not invest in securities of any company with a record of less than three years' continuous operation (including that of predecessors) if, as a result more than 25% of the Fund's total assets would be invested in such securities.

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies.
Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the
Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the
Adviser believes that such investments are (a) consistent with the Fund's investment strategy, (b) may contribute to the Fund achieving its investment objective and (c) will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and

               Statement of Additional Information 4 Clipper Fund

securities brokerage houses. Companies in the financial services sector include:
commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds.
Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies.
Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission
("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, the Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. The Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITS. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include: real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs
invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive

               Statement of Additional Information 5 Clipper Fund

their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the 1940 Act. Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services.
Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security.
Generally, convertible securities are: bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics.
Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the
Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield,
High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock.
A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed income securities generally are considered to be interest rate sensitive.
The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest

               Statement of Additional Information 6 Clipper Fund

rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in the securities of foreign companies. Equity and fixed income securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either "domestic" or "foreign" depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company's securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company's revenues or profits; and (4) the location of the majority of the company's assets.

Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American
Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities.

ADRs are receipts issued by American bank or trust companies evidencing ownership of underlying securities issued by foreign issuers, and GDRs are bank receipts issued in more than one country evidencing ownership of underlying securities issued by foreign issuers. ADRs and GDRs may be "sponsored" or
"unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the ADRs or GDRs.

To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid by the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the
Fund invests in foreign securities, its operating expenses are likely to be higher than that of an investment company investing exclusively in U.S.
securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the economy of the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators.

PASSIVE FOREIGN INVESTMENT COMPANIES. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income, and are typically "growth"
or "start-up" companies. For federal tax purposes, a corporation is deemed a
PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for

               Statement of Additional Information 7 Clipper Fund

federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes efforts to ensure compliance with federal tax reporting of these investments.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New
Zealand and Japan. Securities in emerging market countries may be more difficult to sell at acceptable prices and their prices may be more volatile than those of securities of companies in more developed markets. There may be little liquidity in the securities markets of emerging market countries, and settlements of trades in those countries may be subject to delays, which means that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging market countries are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges, as well as less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund's investment strategies, may contribute to the achievement of the Fund's investment objective and will not violate any of the
Fund's investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity.
Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt
Securities."

Bonds and other debt securities generally are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the
Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1)
direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government, which include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association
("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan
Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government
National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the
U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing
Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely

               Statement of Additional Information 8 Clipper Fund

payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S.
government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities the yields of which reflect interest rates prevailing at that time.
Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

               Statement of Additional Information 9 Clipper Fund

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard &
Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service
("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the Appendix titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities'
registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities.
If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund's net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market

               Statement of Additional Information 10 Clipper Fund

quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns.
Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the
Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted under Section 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including commercial paper.
The Fund may not invest more than 5% of its total assets in investment companies, including money market funds. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules thereunder.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to

               Statement of Additional Information 11 Clipper Fund

enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement.
The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral.
The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may not borrow money from banks except for temporary or emergency purposes (i.e., not for leverage), including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any such borrowing is made. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the
Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may not lend its portfolio securities.

HEADLINE RISK. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

SHORT SALES. The Fund may not short sell securities.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. It is a fundamental policy of the Fund that it may not purchase any restricted securities, including privately sold bonds, debentures or other debt securities or other illiquid assets, if as a result more than 10% of the Fund's total assets would be invested in such securities. In addition, it is a non-fundamental policy of the
Fund that it may not invest more than 10% of its net assets in all forms of illiquid investments.

The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the "1933
Act") but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A
Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities.
Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

               Statement of Additional Information 12 Clipper Fund

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a
"delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.

When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the
Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the
Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies, and not for the purpose of investment leverage.
Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The
Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940
Act, the Fund will either: (i) own an off-setting position in securities; or
(ii) set aside liquid securities in a segregated account with its custodian bank
(or designated in the Fund's books and records) in the amount prescribed. The
Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. A number of the Fund's fundamental policies limit its ability to invest in derivatives. The Fund may not purchase or sell commodities or commodity contracts, including futures contracts; purchase or sell options on securities; or invest in foreign currency or in forward foreign currency contracts. However, the Fund may convert U.S. dollars into foreign currency in order to effect securities transactions on foreign securities exchanges.

               Statement of Additional Information 13 Clipper Fund

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Fund's Board of Directors. Following is a summary of the Adviser's trading policies which are described in Part II of its Form ADV.
The Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client's account.

BEST EXECUTION. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Best execution can only be verified after the fact. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

CROSS TRADES. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the
Adviser has adopted written procedures to ensure fairness to both parties.

INVESTMENT ALLOCATIONS. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser employs several investment professionals, each of whom performs independent research and develops different levels of conviction concerning potential investments.
Clients managed by the investment professional performing the research may receive priority allocations of limited investment opportunities that are in short supply, including initial public offerings ("IPOs").

Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions.
For example: (i) large cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursing long-term buy-and-hold strategies; and
(iii) private accounts generally do not participate in purchases of foreign securities.

The Adviser attempts to allocate limited investment opportunities, including
IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives

               Statement of Additional Information 14 Clipper Fund

different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and
(iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts
(notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client's account. The majority of the Adviser'
clients pursue specific investment strategies, many of which are similar. The
Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients' own different investment restrictions. The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.

ORDER PRIORITY. The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from
"bidding against itself" on such orders.

PATTERN ACCOUNTS. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser's large cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading
(other than trading reflecting cash flows due to client deposits or withdrawals)
aggregated with Davis New York Venture Fund. In unusual circumstances, the
Advisor may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible investment professional) requests such delay due to market conditions in the security to be purchased or sold; and
(iii) the execution of orders which are to be bunched or aggregated.

AGGREGATED TRADES. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client.
However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.

In general, all of the Adviser's clients (excluding clients who are directing brokerage and managed money/wrap accounts) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order.
When that order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

               Statement of Additional Information 15 Clipper Fund

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the
Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.

TRADING ERROR CORRECTION. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seeks to place a client's account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client's account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.

RESEARCH PAID FOR WITH COMMISSIONS, "SOFT DOLLARS". The Adviser does not use client commissions, or "soft dollars", to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii)
third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.

The Adviser's investment professionals may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides:
(i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.

The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

EXCEPTIONS. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

Portfolio Turnover. Because the Fund's portfolio is managed using the Davis
Investment Discipline, portfolio turnover is expected to be low. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.

               Statement of Additional Information 16 Clipper Fund

When the Adviser deems it to be appropriate, the Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Portfolio Commissions:

                          For fiscal year December 31:

                                 2006*        2005         2004
                              ----------   ----------   ----------
                              $3,482,268   $3,773,043   $1,809,757
Brokerage commissions paid:
                                     N/A   $1,992,733   $  935,268

Amount paid to brokers providing portfolio research:

*    The Adviser began managing the Fund on January 1, 2006.

Investments in Certain Broker-Dealers. As of December 31, 2006, the Fund owned the following securities (excluding repurchase agreements) issued by any of the
10 broker-dealers with whom it transacted the most business during the year ended December 31, 2006:

Fund           Broker-dealer               $ Value
------------   -------------------------   ------------
Clipper Fund   Merrill Lynch & Co., Inc.   $150,263,400

                             INVESTMENT RESTRICTIONS

The Fund follows investment strategies developed in accordance with its investment objective, policies and restrictions described in its prospectus and this Statement of Additional Information.

The Fund has adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval. Where necessary, an explanation following a fundamental policy describes the Fund's practices with respect to that policy, as permitted by current law.

The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (i) 2/3 or more of the voting securities present at a duly held meeting of Fund shareholders at which a quorum (more than
50% of outstanding shares) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of the Fund are in terms of current market value.

The Fund may not:

1.   Invest more than 25% of its total assets in the securities of issuers in any one industry.

2.   Invest in the securities of foreign issuers and obligors if, as a result more than 15% of the Fund's total assets would be invested in such securities.

3.   Invest in foreign currency or in forward foreign currency contracts.
     However, the Fund may convert U.S. dollars into foreign currency in order to effect securities transactions on foreign securities exchanges.

               Statement of Additional Information 17 Clipper Fund

4.   Invest in any restricted securities, including privately sold bonds, debentures or other debt securities or other illiquid assets, including repurchase agreements maturing in over seven days and securities which do not have readily available market quotations if, as a result, more than 10%
     of the Fund's total assets would be invested in such securities.

5.   Invest more than 10% of the Fund's total assets in securities of special situation companies. A special situation company is a company which is in the process of liquidation or a liquidation proceeding, a bankruptcy reorganization or proceeding, or a recapitalization, or is purchased for the purpose of earning an arbitrage profit on a company which is the subject of a tender offer or merger proposal by a third party.

6.   Invest in securities of any company with a record of less than three years'
     continuous operation (including that of predecessors) if, as a result more than 25% of the Fund's total assets would be invested in such securities.

7.   Underwrite the securities of other issuers, except that the Fund may acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the "Securities Act").

8.   Purchase or sell real estate or interests in real estate, except that the
     Fund may purchase marketable securities of companies holding real estate or interests in real estate.

9.   Purchase or sell commodities or commodity contracts, including futures contracts.

10.  Make loans, except that the Fund may purchase issues of (i) publicly distributed bonds, debentures or other debt securities or (ii) privately sold bonds, debentures or other debt securities immediately convertible into equity securities, provided that such purchases of privately sold debt securities do not to exceed 5% of the Fund's total assets.

11.  Purchase securities on margin, except that the Fund may obtain such short-term credits as necessary for the clearance of purchases and sales of securities.

12.  Borrow money from banks except for temporary or emergency purposes (i.e., not for leverage), including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any such borrowing is made.

13.  Sell securities short.

14.  Purchase or sell options on securities.

15.  Participate in a joint or joint and several basis in any securities trading account.

16.  Purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case)
     to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission)
     results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund's total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

17.  Invest in or hold securities of any issuer if, to the knowledge of the
     Fund, those officers and Directors of the Fund or officers or Directors of the Adviser owning individually more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

               Statement of Additional Information 18 Clipper Fund

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Fund's Board of Directors without the approval of the Fund's shareholders.

The Fund may not:

1.   Make investments for the purposes of exercising control or management.

2.   Invest more than 10% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and regulations.

3.   Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers that invest in or sponsor such programs.

               Statement of Additional Information 19 Clipper Fund

SECTION II: KEY PERSONS

This Statement of Additional Information supplements and should be read in conjunction with the Fund's prospectus.

                            ORGANIZATION OF THE FUND

CLIPPER FUND, INC. Clipper Fund, Inc. is an open-end management investment company incorporated in California on December 1, 1983. For operational purposes, its inception date is February 29, 1984. Clipper Fund is classified under the 1940 Act as a non-diversified open-end management investment company.

FUND SHARES. The Fund is authorized to issue 200,000,000 shares of one class of stock with no par value. The Fund's shares have equal dividend, distribution, liquidation, and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares. Holders of capital stock are entitled to one vote per share on all matters voted upon by the Fund's shareholders. In addition, the Fund's shares have cumulative voting rights in the election of directors. This means that a shareholder may cumulate votes by multiplying the number of shares which the shareholder holds by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. In order to cumulate votes, a shareholder must give notice of the shareholder's intention to cumulate votes at the meeting and prior to the voting, and the candidates' names must have been placed in nomination prior to the commencement of voting. If any one shareholder has given notice as described above, then all shareholders may cumulate their votes for candidates in nomination.

                             DIRECTORS AND OFFICERS

The Fund's Board of Directors supervises the business of the Fund. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the
Adviser, and other service providers. The Board currently consists of five
Directors, who are elected and serve until their successors are elected and qualified. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current
Directorships of publicly traded companies or funds, are set forth in the table below. All of the Directors are considered "independent" as none is an
"interested person" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act. For the purposes of their service as Directors of the Clipper
Fund, the business address for each of the Directors is: 2949 E. Elvira Road,
Suite 101, Tucson, AZ 85706.

               Statement of Additional Information 20 Clipper Fund

                                                                        NUMBER OF
                                                                        PORTFOLIOS
                                       TERM OF         PRINCIPAL         IN FUND
        NAME,          POSITION(S)    OFFICE AND     OCCUPATION(S)       COMPLEX            OTHER
      ADDRESS,          HELD WITH     LENGTH OF      DURING PAST 5     OVERSEEN BY    DIRECTORSHIPS HELD
       AND AGE           THE FUND    TIME SERVED         YEARS         DIRECTOR(1)       BY DIRECTORS
--------------------   -----------   -----------   -----------------   -----------   -------------------

DIRECTORS(2)

F. Otis Booth, Jr.       Director    Indefinite     Private investor        1        Clipper Funds Trust
Born 09/28/1923                          and
                                        since
                                      inception

Lawrence P. McNamee      Director    Indefinite     Retired educator        1        None
Born 09/12/1934                          and
                                        since
                                      inception

Norman B. Williamson     Director    Indefinite     Private investor        1        None
Born 05/18/1932                          and
                                        since
                                      inception

Lawrence E. Harris       Director    Indefinite      Fred V. Keenan         1        Nonet
Born 09/16/1956                       and since     Chair in Finance
                                      April 2006    of the Marshall
                                                       School of
                                                       Business,
                                                     University of
                                                        Southern
                                                    California, Los
                                                      Angeles, CA

Steven N. Kearsley       Director    Indefinite    Private Investor,        1        None
Born 09/29/1941                       and since       Real Estate
                                     April 2006       Development

----------
(1)  The two portfolios are Clipper Fund, Inc. and the Clipper Fund series of the Clipper Funds Trust.

(2)  All of the Directors qualify as Independent Directors who are not
     "interested" persons of the Fund, as defined in the 1940 Act.

               Statement of Additional Information 21 Clipper Fund

                              DIRECTOR COMPENSATION

Each Director of the Fund receives an aggregate annual retainer of $20,000 from the Fund for service on the Fund's Board. Directors are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The following table sets forth Director compensation for the fiscal year ending
December 31, 2006 for services as Directors of Clipper Fund, Inc.:

                        AGGREGATE COMPENSATION FROM   TOTAL COMPENSATION FROM FUND
       DIRECTOR                   THE FUND              COMPLEX PAID TO DIRECTORS
---------------------   ---------------------------   ----------------------------

F. Otis Booth, Jr.,               $16,951                        $16,951
Lawrence P.McNamee,               $16,951                        $16,951
Norman B. Williamson,             $16,951                        $16,951
Lawrence E. Harris                $21,407                        $21,407
Steven N. Kearsley                $21,407                        $21,407

Each Director of the Fund receives an aggregate annual retainer of $20,000 from the Fund. The differences reported in the table above reflect timing differences of when payments were received.

                                    OFFICERS

All Clipper Fund officers hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (adviser), Davis
Selected Advisers - NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the
Adviser), and other affiliated companies. Clipper Fund does not pay salaries to any of its officers. Each of the Fund's officers serves for one year and until his or her successor is elected.

CHRISTOPHER C. DAVIS (BORN 7/13/65, CLIPPER FUND OFFICER SINCE 12/19/05).
President of Clipper Fund. Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC;
Chief Executive Officer, President or Vice President of each of the Davis Funds
(consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer).
Director of the Washington Post (media and publishing company).

KENNETH C. EICH (BORN 8/14/53, CLIPPER FUND OFFICER SINCE 12/19/05). Executive
Vice President and Principal Executive Officer of Clipper Fund, each of the
Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and
also serves as an executive officer in certain companies affiliated with the
Adviser. Mr. Eich serves on the board of governors of the Investment Company
Institute and on the board of directors of ICI Mutual.

DOUGLAS A. HAINES, CPA (BORN 3/4/71, CLIPPER FUND OFFICER SINCE 12/19/05). Vice
President, Treasurer, Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of Clipper Fund, each of the Davis Funds
(consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice president and Director of Fund Accounting, Davis Selected
Advisers, L.P.

SHARRA L. HAYNES (BORN 9/25/66, CLIPPER FUND OFFICER SINCE 12/19/05). Vice
President, Chief Compliance Officer of Clipper Fund, each of the Davis Funds
(consisting of 13 portfolios), and Selected

               Statement of Additional Information 22 Clipper Fund

Funds (consisting of three portfolios); Vice President and Chief Compliance
Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS, CPA, CFA (BORN 3/7/57, CLIPPER FUND OFFICER SINCE 12/19/05).
Vice President and Secretary of Clipper Fund; each of the Davis Funds
(consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected
Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

                  STANDING COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. Clipper Fund has an Audit Committee, which is comprised of all of the Directors, and Mr. Kearsley serves as the Chair. The Audit Committee reviews financial statements and other audit-related matters for the Clipper
Fund. The Audit Committee also holds discussions with management and with the
Fund's independent registered public accounting firm concerning the scope of the
Fund's audit and the firm's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met three times during calendar year 2006.

The Board of Directors has determined that Stephen Kearsley is an independent
Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley
Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of
1940. In their deliberations the Board of Directors considered Mr. Kearsley's
(i) professional experience, (ii) independence as defined in Item 3 of Form
N-CSR, and (iii) integrity and absence of disciplinary history.

NOMINATING COMMITTEE. Clipper Fund has a Nominating Committee, which is comprised of all of the Directors, and Mr. Williamson serves as the Chair. The
Nominating Committee meets as often as deemed appropriate by the Nominating
Committee. The Fund does not elect Directors annually. Each director serves until his or her retirement, resignation, death or removal. The Nominating
Committee did not meet during calendar year 2006. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Directors.
The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee seeks in a candidate depends upon the Board of Directors' needs at the time a vacancy occurs. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the
Nominating Committee, in care of the Secretary of the Clipper Fund, at 2949 East
Elvira, Suite 101, Tucson, Arizona 85706.

PRICING COMMITTEE. Clipper Fund has a Pricing Committee, which is comprised of all of the Directors, Mr. Eich (an officer of the Fund) and Mr. Haines (an officer of the Fund). The Pricing Committee meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee did not meet during calendar year 2006. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.

                            DIRECTORS' FUND HOLDINGS

As of December 31, 2006, the Directors had invested the following amounts in
Clipper Fund. Investments are listed in the following ranges: none, $1-10,000,
$10,001-50,000, $50,001-100,000 and over $100,000:

               Statement of Additional Information 23 Clipper Fund

                       DOLLAR RANGE OF EQUITY
                        SECURITIES IN CLIPPER
DIRECTORS                       FUND
--------------------   ----------------------
F. Otis Booth Jr.           Over $100,000
Lawrence P. McNamee         Over $100,000
Norman B. Williamson        Over $100,000
Lawrence E. Harris          Over $100,000
Steven N. Kearsley          Over $100,000

                    DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Directors (or their immediate family members) owns any securities issued by Clipper Fund's investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates").

None of the Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser and its affiliates.

None of the Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: the Clipper Fund, an officer of the Fund, or any fund managed by the Adviser and its affiliates.

None of the Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: the
Clipper Fund, an officer of the Fund, or any fund managed by the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the
Fund (or any of the Directors' immediate family members) served as an officer.

                        CERTAIN SHAREHOLDERS OF THE FUND

As April 1, 2007, the Fund's Directors and officers as a group owned less than
1% of the outstanding shares of the Fund. The Adviser, its officers and affiliates, and Davis family members have invested in excess of $50 million in the Fund.

The following table sets forth as of April 1, 2007, the name and holdings of each person known by the Fund to be a record owner of more than 5% of the outstanding shares. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of the Fund's total outstanding shares. Shareholders owning a significant percentage of the Funds' shares do not effect the voting rights of other shareholders.

                                               NUMBER OF SHARES OWNED OF   PERCENT
              NAME AND ADDRESS                           RECORD            OF FUND
--------------------------------------------   -------------------------   -------

National Financial Services Corp.
For Exclusive Benefit of Customers
New York, NY                                           9,838,759            26.83%

               Statement of Additional Information 24 Clipper Fund

Fidelity Investments Institutional
Operations Co.                                         6,444,771            17.57%

As agent for certain employee benefits plans
Covington, KY

Charles Schwab & Co.
SPL custody A/C for Excl Benefit Trust
San Francisco, CA                                      5,022,473            13.69%

Pershing LLC.
Jersey City, NJ                                        1,833,514            5.00%

                          INVESTMENT ADVISORY SERVICES

DAVIS SELECTED ADVISERS, L.P. AND DAVIS SELECTED ADVISERS-NY, INC. Davis
Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East
Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for
Clipper Fund, Inc.; Davis New York Venture Fund, Inc., Davis Series, Inc. and
Davis Variable Account Fund, Inc. (collectively the "Davis Funds"); and Selected
American Shares, Inc., Selected Special Shares, Inc., and Selected Capital
Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher
C. Davis, is the Adviser's sole general partner. Christopher C. Davis is
Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the "Distributor"), a subsidiary of the
Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Clipper Fund, Davis Funds, Selected Funds, and offshore funds. Davis Selected Advisers - NY, Inc., ("Sub-Adviser") a wholly owned subsidiary of the Adviser, performs investment management, research and other services for Clipper Fund on behalf of the Adviser.

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P. AND SUB-ADVISORY AGREEMENT
WITH DAVIS SELECTED ADVISERS-NY, INC. Pursuant to an advisory agreement with the
Adviser and the Sub-Adviser (the "Advisory and Sub-Advisory Agreement"), Clipper
Fund pays the Adviser a fee at an annual rate based on average net assets as follows: 0.65% of assets up to $500 million, 0.60% of assets greater than $500 million and up to $1 billion, 0.55% of assets greater than $1 billion and up to
$3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53%
of assets greater than $4 billion and up to $5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.51% of assets greater than $6 billion and up to $7 billion, 0.50% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion.

These fees may be higher than those of most other mutual funds but are not necessarily higher than those paid by funds with similar objectives. The aggregate advisory fees paid by the Fund to the Adviser and its prior investment adviser for the periods indicated were:

   For fiscal year ended December 31:
---------------------------------------
   2006*         2005**        2004**
-----------   -----------   -----------
$17,028,861   $62,434,656   $69,420,087

*    For calendar year 2006, Davis Selected Advisers, L.P. agreed to voluntarily waive all management fees in excess of 0.50%.

**   Prior to January 1, 2006, Clipper Fund was managed by a different investment adviser.

In accordance with the provisions of the 1940 Act, the Advisory and Sub-Advisory
Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Fund's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the
Adviser. The continuance of the Advisory and Sub-Advisory Agreement must be approved at least annually

               Statement of Additional Information 25 Clipper Fund

by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of
Directors who are not parties to the agreements or interested persons of any such party. The Advisory and Sub-Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

Pursuant to the Advisory and Sub-Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the
Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory and Sub-Advisory
Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services, including accounting and administrative services, and shareholder services Such reimbursements are detailed below:

                                        For fiscal year ended December 31:
                                        ----------------------------------
                                                        2006
                                                      -------
Accounting & Administrative services:                 $     0
Shareholder services                                  $57,068

*    The Fund did not enter into an administrative services agreement with the
     Adviser prior to 2006.

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is
scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreement are considered at most, if not all, of their meetings. The Directors are advised by independent legal counsel selected by the Directors. A discussion of the Directors' considerations in the annual approval of Advisory and Sub-Advisory Agreement is included in the Fund's semi-annual report dated March 2007.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of Clipper Fund. While the Clipper Fund may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Sub-Adviser, Distributor and Clipper Fund have adopted a Code of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Clipper Fund. Such employees may invest in securities, including securities that may be purchased or held by the Clipper Fund. A copy of the Code of Ethics is on public file with, and available from, the SEC.

CONTINUING REGULATION. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or NASD regarding industry practices.

PROXY VOTING POLICIES AND RECORD. The Board of Directors has directed the
Adviser to vote the Fund's portfolio securities in conformance with the
Adviser's Proxy Voting Procedures and Policies. These procedures are summarized in Appendix B. The Fund's actual proxy voting record is published on the Fund's website (www.clipperfund.com) and the SEC's website (www.sec.gov) and is also available without charge by calling Clipper Fund's Shareholder Services at
1-800-432-2504.

               Statement of Additional Information 26 Clipper Fund

                            INVESTMENT PROFESSIONALS

The portfolio managers of Clipper Fund ("Portfolio Managers") are Christopher
Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the Fund's assets on a daily basis.

OTHER ACCOUNTS MANAGED AS OF DECEMBER 31, 2006

                                       ASSETS
                          NUMBER OF      IN     NUMBER OF   ASSETS IN   NUMBER OF   ASSETS IN
INVESTMENT PROFESSIONAL    RICS(1)    RICS(1)    OPIV(2)     OPIV(2)      OA(3)       OA(3)
-----------------------   ---------   -------   ---------   ---------   ---------   ---------

C. DAVIS                      32       $76.9        12         $1.5         47        $15.2
                                      Billion                Billion     Thousand    Billion
K. FEINBERG                   29       $76.9        12         $1.5         47        $15.2
                                                 Billion     Billion     Thousand    Billion

(1)  "RIC" means Registered Investment Company

(2)  "OPIV" means Other Pooled Investment Vehicles

(3)  "OA" means Other Accounts. These accounts are primarily managed money/wrap accounts

OWNERSHIP OF FUND SHARES

As of December 31, 2006, the Portfolio Managers had invested the following amounts in the Fund.

                               $10K    $50K   $100K    $500K
                        $1      TO      TO      TO       TO       OVER
              NONE   TO $10K   $50K   $100K   $500K   $1 MILL   $1 MILL
              ----   -------   ----   -----   -----   -------   -------
C. Davis                                                           X
K. Feinberg                                                        X

The Adviser, its officers and affiliates, and Davis family members have invested in excess of $50 million in Clipper Fund, Inc.

STRUCTURE OF COMPENSATION

CHRISTOPHER DAVIS' compensation for services provided to the Adviser consists of a base salary. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k)
plan comparable to that received by other company employees.

KENNETH FEINBERG'S compensation for services provided to the Adviser consists of
(i) a base salary; (ii) an annual bonus equal to a percentage of growth in the
Adviser's profits; (iii) awards of equity ("Units") in the Adviser including
Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser.
At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or
Lipper. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k)
plan comparable to that received by other company employees.

POTENTIAL CONFLICTS OF INTEREST.

Actual or apparent conflicts of interest may arise when an investment professional has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically,

               Statement of Additional Information 27 Clipper Fund

investment professionals who advise multiple portfolios and/or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in an investment professional devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of investment professionals by having its investment professionals focus on a particular investment discipline. Most other accounts advised by an investment professional are managed using the same investment weightings that are used in connection with the management of the portfolios.

If an investment professional identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO HOLDINGS INFORMATION IS PROTECTED. Information about the Fund's portfolio holdings is proprietary information which the Adviser is committed to protecting. The Fund has adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Fund's portfolio holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. Information about the Fund's portfolio holdings which has previously been made public may be freely disclosed.
Information about portfolio holdings may become "public" by (1) publication on the Clipper Fund's website, (2) quarterly filings with the SEC on Form N-CSR or
Form N-Q, or (3) other publication determined by the Adviser's Chief Legal
Officer or his designee, in writing stating his rationale, to be public.

The Fund generally publishes its portfolio holdings on the Fund's website
(www.clipperfund.com) as of the end of each fiscal quarter with a 60-day lag.
the Fund's Executive Vice President, or his designee, currently the Fund's Chief
Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.

STATISTICAL INFORMATION. The Fund's portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund's Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios,

               Statement of Additional Information 28 Clipper Fund

market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.

RELEASE OF NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION. The Fund or the Adviser
may disclose non-public information about the Fund's portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund's service providers to calculate the Fund's net asset value;
(3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by the Portfolio Managers from time to time about the Fund's portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser of due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund's portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.

The Fund's portfolio holdings procedures prohibit release of non-public information concerning the Fund's portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund's shares and other parties which are not employed by the Adviser or its affiliates.
Information about the Fund's portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser's Chief Operating
Officer, or his designee, currently the Fund's Chief Compliance Officer, considers the application for review of the Fund's portfolio holdings and, in his or her business judgment, the requesting third party (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). The Fund's Board of
Directors is notified of the application for review of the Fund's portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the application by each such party and considers whether the release of the Fund's portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.

THIRD PARTIES RECEIVING PORTFOLIO HOLDINGS INFORMATION. As of December 1, 2006,
each of the below listed third party service providers have been approved to receive information concerning the Funds' portfolio holdings: (1) KPMG LLP
(serves the as the Fund's Independent Registered Public Accounting Firm); (2)
ISS and Glass Lewis & Co. (provide proxy voting services); (3) UBS (provides securities lending services); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust (serves as the
Funds' custodian bank); (6) Paul, Hastings, Janofsky & Walker, LLP(counsel for the Fund); (7) counsel for the Adviser; and (8) GCom(2) Solutions (provides software development).

ADMINISTRATION. The Fund's Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.

                           DISTRIBUTION OF FUND SHARES

THE DISTRIBUTOR. Davis Distributors, LLC, ("Distributor") 2949 East Elvira Road,
Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and pursuant to a distribution agreement with the Fund (the "Distribution
Agreement") acts as principal underwriter of the Fund's shares on a continuing basis. By the terms of the Distribution Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The

               Statement of Additional Information 29 Clipper Fund

Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distribution Agreement are the same as those of the Advisory and Sub-Advisory Agreement.

The Distributor has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Fund and/or providing services to shareholders. The Distributor may pay such firms service fees for accounts for which representatives of the dealers are responsible and provide services. The Distributor or Adviser uses its own resources to make these payments.

RECORDKEEPING FEES. Certain dealers (and other financial intermediaries) have chosen to maintain omnibus accounts with the Fund. In an "omnibus account" the
Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Fund and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Fund, enters into agreements whereby the
Fund compensates the dealer or administrator for recordkeeping services.

FUND SUPERMARKETS. Clipper Fund participates in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients. The Fund pays the supermarket sponsor a negotiated fee for distributing Fund shares and for providing continuing services to its clients who invest in the Fund. A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Fund. Clipper Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Fund.
If the supermarket sponsor's fees exceed the sum available from shareholder servicing fees, then the Adviser pays the remainder out of its profits.

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"),
P.O Box 8406, Boston, MA 02266-8406, serves as custodian of the Clipper Fund's assets. The Custodian maintains all of the instruments representing the Clipper
Fund's investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The
Custodian also remits the Clipper Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors.
The Custodian also provides certain fund accounting and transfer agent services.

TRANSFER AGENT. Boston Financial Data Services, 330 West 9th Street, 4th Floor,
Kansas City, MO.64105, serves as the Fund's transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP ("KPMG"), 707 17 Street,
Suite 2700, Denver, CO 80202, serves as the Fund's independent registered public accounting firm. KPMG audits the Fund's financial statements, performs other related audit services and meets with the Audit Committee of the Board of
Directors. In addition, KPMG reviews the Fund's federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the
Fund must be pre-approved by the Audit Committee.

COUNSEL. Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, Los
Angeles, CA 90071, acts as legal counsel to the Fund and also serves as counsel for the Directors.

SECTION III: PURCHASES AND REDEMPTIONS

This Statement of Additional Information supplements and should be read in conjunction with the Fund's prospectus.

               Statement of Additional Information 30 Clipper Fund

                             HOW TO PURCHASE SHARES

Clipper Fund's prospectus provides instructions on how to purchase Fund shares.
Clipper Fund and the Distributor reserve the right to reject any purchase order for any reason.

                                SPECIAL SERVICES

Clipper Fund's prospectus describes a number of special services offered by the
Fund. This Statement of Additional Information supplements that discussion.

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase,
Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Clipper Fund for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA")
plans (deductible IRAs and non-deductible IRAs, including "Roth IRAs"),
Coverdell Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Clipper Fund as their investment vehicles. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges each participant an annual maintenance fee of $10 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from each participant's account, unless the participant elects to pay the fee directly prior to that time. If an IRA account is closed, a $10 fee will be assessed.

IN-KIND PURCHASES. Shares of the Clipper Fund are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Fund's prospectus. In addition, shares of the Clipper Fund may be purchased using securities if the Adviser determines that doing so is in the best interest of the Fund and its shareholders. The Adviser must review the securities that are being offered in exchange for the "in-kind" purchase to determine that the securities offered: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any Fund investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Adviser's view of market conditions. The
Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:

(1)  The securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

(2)  The securities must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the
     NYSE, AMEX or NASDAQ or other appropriate method; and

(3)  The transaction must involve a net purchase of $1 million or more in Fund shares.

Clipper Fund believes that this ability to purchase Fund shares using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the
Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund having a net asset value as of the close of business on the day of

               Statement of Additional Information 31 Clipper Fund

receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.

MARKET TIMING. Clipper Fund has not entered into any arrangements which permit organizations or individuals to "market time" the Fund. Although the Fund will not knowingly permit investors to excessively trade the Fund, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection, and, there can be no guarantee that all market timing will be prevented, despite the Fund's best efforts. The Fund receives purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries.

                              REDEMPTION OF SHARES

The Fund's prospectus describes redemption procedures. This Statement of
Additional Information supplements that discussion.

CERTIFICATES. In the past the Clipper Fund issued share certificates, some of which are still outstanding. If shares to be redeemed are represented by certificate(s), the certificate(s) must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

REDEMPTION PROCEEDS. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request.
Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange ("NYSE") is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading).
Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts
(including certified or cashiers' checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable
(although the Board of Directors has never reached such a decision). If the
Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a
Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire.
There is a $5 charge by State Street Bank and Trust for wire service (State
Street Bank and Trust charges $50 for wiring money internationally), and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking
Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service
Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

SECTION IV: GENERAL INFORMATION

               Statement of Additional Information 32 Clipper Fund

This Statement of Additional Information supplements and should be read in conjunction with the Fund's prospectus.

                         DETERMINING THE PRICE OF SHARES

The Fund's prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.

NET ASSET VALUE. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern Standard Time; and (ii)
promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Clipper Fund issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

Clipper Fund does not price its shares or accept orders for purchases or redemptions on days when the NYSE is closed. Such days currently include New
Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance.
Such order may be transmitted to the Clipper Fund or its agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. The valuation of the Fund's portfolio securities is described in the Fund's prospectus and annual report.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund's prospectus describes the Fund's dividend and distribution policies.
This Statement of Additional Information supplements that discussion.

There are two sources of income, net income and realized capital gains, which may be paid to you by the Fund. You will receive confirmation statements for dividends declared and Fund shares purchased through reinvestment of dividends.
You also will receive confirmations after each purchase or redemption of Fund shares. For tax purposes, information concerning Fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all
Fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

RETURNED CHECK POLICY. For the protection of Fund shareholders, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional Fund shares at the current net asset value and the account designated as a dividend reinvestment account.

               Statement of Additional Information 33 Clipper Fund

DIVIDENDS AND DISTRIBUTIONS USUALLY PAID ANNUALLY. Income dividends and distributions from the Fund's net realized capital gains, if any, are usually distributed annually.

DIVIDENDS AND DISTRIBUTIONS MAY CHANGE. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

                              FEDERAL INCOME TAXES

The Fund's prospectus provides an introduction to federal income taxes. This
Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Clipper Fund.

Clipper Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Internal Revenue
Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Clipper Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Clipper Fund.

                                PERFORMANCE DATA

From time to time, the Fund may advertise information regarding its performance.
These performance figures are based on historical results and are not intended to indicate future performance. Average annual total returns for the time which the Adviser has been managing the Fund are for the periods from January 1, 2006.

AVERAGE ANNUAL TOTAL RETURNS (REFLECTING THE EFFECTS OF FEDERAL INCOME TAX)

The Fund may advertise its investment performance on an after-tax basis.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts. If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.

               Statement of Additional Information 34 Clipper Fund

"Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)(n) = ERV

               Where:   P =   hypothetical initial payment of $1,000

                        T =   average annual total return

                        n =   number of years

                        ERV = ending redeemable value at the end of the 1-, 5-
                              and 10-year periods of a hypothetical $1,000
                              payment made at the beginning of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After-Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)(n) = ATV(D)

               Where:   P = hypothetical initial payment of $1,000

                        T = average annual total return (after taxes on
                            distributions)

                        n = number of years

                   ATV(D) = ending redeemable value, after taxes on
                            fund distributions but not after taxes on
                            sale of fund shares, at the end of the 1,
                            5, and 10 year periods of a hypothetical
                            $1,000 payment made at the beginning of
                            such period

"Average Annual Total Return After-Taxes on Distributions and Sale of Fund
Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)(n) = ATV(DR)

               Where:   P = hypothetical initial payment of $1,000

                        T = average annual total return (after taxes on
                            distributions and sale of Fund shares)

                        n = number of years

                  ATV(DR) = ending redeemable value, after taxes on fund
                            distributions and sale of fund shares, at the
                            end of the period of a

               Statement of Additional Information 35 Clipper Fund

                                hypothetical $1,000 payment made at the
                                beginning of such period

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT REFLECTING THE EFFECTS OF FEDERAL INCOME
TAX)

The Fund may advertise its investment performance without reflecting the effects of federal income tax.

"Average Annual Total Return (with maximum sales charges)" is calculated in the same manner as "Average Annual Total Return Before Taxes."

"Average Annual Total Return (without any sales charges)" adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.

OTHER PERFORMANCE MEASURES. "Cumulative Total Return" is a measure of the Fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional Fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

PERFORMANCE RANKINGS. Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc.
("Lipper"), a widely recognized independent mutual fund monitoring service.
Lipper monitors the performance of regulated investment companies, including the
Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer group" indices of the performance of all mutual funds in various categories that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its shares by Morningstar, Inc.
("Morningstar"), an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns of the Fund to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, the Fund's returns or share prices are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S.
government.

               Statement of Additional Information 36 Clipper Fund

From time to time, the Fund may publish rankings or ratings of the Adviser or the Fund's transfer agent and of the investor services provided by them to shareholders of the Fund. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the
Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Fund may publish various statistics relating to its investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc., of the
Fund's portfolio holdings.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

The Fund's Annual Report and Semi-Annual Report contain additional performance information and are available on request and without charge by calling Clipper
Fund toll-free at 1-800-432-2504, Monday through Friday, 9 a.m. to 6 p.m.
Eastern Standard Time.

               Statement of Additional Information 37 Clipper Fund

                                   APPENDIX A:
                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

Aaa - Debt rated AAA has the highest rating assigned by Standard and Poor's.
Capacity to pay interest and repay principal is extremely strong.

Aa - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               Statement of Additional Information 38 Clipper Fund

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities,
Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

               Statement of Additional Information 39 Clipper Fund

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded in four categories, ranging from A for the highest quality to
D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

               Statement of Additional Information 40 Clipper Fund

                                   APPENDIX B
                             SUMMARY OF THE ADVISER'
                      PROXY VOTING PROCEDURES AND POLICIES
                                    JUNE 2006

Davis Selected Advisers, L.P. ("The Adviser") votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients.
The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the investment professionals for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of The Adviser' Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

               Davis Selected Advisers, L.P.
               Attn: Chief Compliance Officer
               2949 East Elvira Road, Suite 101
               Tucson, Arizona, 85706

GUIDING PRINCIPLES

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. The Adviser' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.
Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial

               Statement of Additional Information 41 Clipper Fund

assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management's ability to do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser Proxy Procedures and Policies provides additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser'
Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight
Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1)  Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2)  The Adviser may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  The Adviser may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5)  Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

               Statement of Additional Information 42 Clipper Fund

                                    FORM N-1A

                               CLIPPER FUND, INC.

        POST-EFFECTIVE AMENDMENT NO. 28 UNDER THE SECURITIES ACT OF 1933
                      REGISTRATION STATEMENT NO. 002-88543

                                       AND

    POST-EFFECTIVE AMENDMENT NO. 28 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-03931

                                     PART C

                                OTHER INFORMATION

     Item 23. Exhibits:

     (a) Articles of Incorporation Articles of Incorporation dated December
     1, 1983. Incorporated by reference to Exhibit 23(a) of Registrant's registration statement filed on Edgar on April 30, 1999.

     (b) By-Law of the Fund By-Laws as amended December 19, 2005. Incorporated by reference to Exhibit 23(b) of Registrant's registration statement filed on Edgar on April 26, 2006.

     (c) Instruments Defining Rights of Security Holders. Not applicable.

     (d)(1) Advisory Agreement Investment Advisory Agreement dated January 1,
     2006. Incorporated by reference to Exhibit 23(d)(1) of Registrant's registration statement filed on Edgar on April 26, 2006.

     (d)(2) Temporary Fee Waiver Agreement dated January 1, 2006. Incorporated by reference to Exhibit 23(d)(2) of Registrant's registration statement filed on Edgar on April 26, 2006.

     (e) Principal Underwriting Agreement. Underwriting Agreement dated December
     19, 2005. Incorporated by reference to Exhibit 23(e) of Registrant's registration statement filed on Edgar on April 26, 2006.

     (f) Bonus or Profit Sharing Contracts Not applicable.

     (g) Custodian Agreement Agreement with State Street Bank & Trust dated
     January 1, 2006. Incorporated by reference to Exhibit 23(g) of Registrant's registration statement filed on Edgar on April 26, 2006.

     (h)(1) Other Material Contracts. Transfer Agent Agreement with Boston
     Financial Data Services dated January 1, 2006. Incorporated by reference to
     Exhibit 23(h)(1) of Registrant's registration statement filed on Edgar on
     April 26, 2006.

     (h)(2) Administrative Services Agreement Agreement with Davis Selected
     Advisers, L.P. dated December 19, 2005. Incorporated by reference to
     Exhibit 23(h)(2) of Registrant's registration statement filed on Edgar on
     April 26, 2006.

                                       1

     (i)* Opinion of Counsel Opinion and Consent of Fund Counsel, Paul,
     Hastings, Janofsky & Walker LLP.

     (j)(1)* Other Opinions Opinion and Consent of Former Independent Counsel,
     Pricewaterhouse Coopers.

     (j)(2)* Other Opinions Opinion and Consent of Current Independent Counsel,
     KPMG, LLC.

     (k) Omitted Financial Statements. Not applicable.

     (l) Initial Capital Agreements. Not applicable.

     (m) Rule 12b-1 Plan. Not applicable.

     (n) Rule 18f-3 Plan. Not applicable.

     (o) Reserved.

     (p) Code of Ethics. Code of Ethics as amended February 1, 2005.
     Incorporated by reference to Exhibit 23(p) of Registrant's registration statement filed on Edgar on April 26, 2006.

     (q)(1) Other Exhibits. Power of Attorney of the Board of Directors, dated
     December 19, 2005. Incorporated by reference to Exhibit 23(q)(1) of
     Registrant's registration statement filed on Edgar on April 26, 2006.

     (q)(2) Other Exhibits. Power of Attorney of Officers, dated December 19,
     2005. . Incorporated by reference to Exhibit 23(q)(2) of Registrant's registration statement filed on Edgar on April 26, 2006.

     *    Filed herein

Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with
Registrant is incorporated by reference from the Statement of Additional
Information contained in Part B of this Registration Statement.

Item 25. Indemnification

Reference is made to Article VI of the Registrant's By-Laws (filed with the
Securities and Exchange Commission as Exhibit 23(b) to Form N-1A and Section 317
of the California General Corporation Law.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 and
Release No. 7221 of the Securities and Exchange Commission under the Investment
Company Act of 1940, as amended, so long as the interpretation of Section 17(h)
and 17(i) of such Act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a directors, officer or controlling person of the Registrant in the successful defense of an action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                       2

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of
DSA's advisory clients.

Davis Distributors LLC: a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and
Selected Funds.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director
and President or Vice President of each of the Davis Funds and the Selected
Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director,
President, and/or Vice President of each of the Davis Funds and the Selected
Funds; President of Clipper Fund, Inc.; Director, Chairman of Davis Investments,
LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom
Davis & Co., a registered broker/dealer.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Executive Vice President and Principal Executive Officer of each of the Davis
Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

DOUGLAS HAINES (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Treasurer, Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and
Clipper Fund; Vice President of Davis Investments, LLC.

SHARRA L. HAYNES (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President and Chief Compliance Officer of each of the Davis Funds, the
Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also
serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS (03/07/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President and Secretary of each of the Davis Funds, Selected Funds, and
Clipper Fund, Inc.; Vice President, Chief Legal Officer, and Secretary, Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

                                        3

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief
Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter

(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Distributors, LLC
is the principal underwriter for each of the Davis Funds, Selected Funds,
Clipper Fund, and Davis Funds SICAV.

(b) Management of the Principal Underwriter:

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
BUSINESS ADDRESS               UNDERWRITER                     WITH REGISTRANT
----------------------------   -----------------------------   ----------------------------

Kenneth C. Eich                President                       Executive Vice President and
2949 East Elvira Road, Suite                                   Principal Executive Officer
101
Tucson, AZ  85706
Russell Wiese                  Chief Marketing Officer         None
609 Fifth Avenue,
New York, NY  10017.

Gary P. Tyc                    Vice President, Treasurer and   None
2949 East Elvira Road, Suite   Assistant Secretary
101
Tucson, AZ  85706
Anthony Frazia                 Chief Compliance Officer        None
609 Fifth Avenue,
New York, NY  10017.

Thomas D. Tays                 Vice President and Secretary    Vice President and Secretary
2949 East Elvira Road, Suite
101
Tucson, AZ  85706

(c) Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers,
L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the
offices of the Registrant's custodian, State Street Bank and Trust Company, One
Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive,
Seventh Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

                                        4

          Not applicable

Item 30. Undertakings

Not Applicable.

                               CLIPPER FUND, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 23rd day of April 2007.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities
Act of 1933.

                                        CLIPPER FUND, INC.

                                           *By: /s/ Thomas Tays(1)
                                                --------------------------------
                                                    Thomas Tays
                                                    Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities indicated.

      Signature                         Title                      Date
------------------------   --------------------------------   --------------

/s/ Kenneth Eich(1)        Principal Executive Officer        April 23, 2007
------------------------
Kenneth Eich

/s/ Douglas Haines(1)      Principal Financial Officer
------------------------   and Principal Accounting Officer   April 23, 2007
Douglas Haines

                                           *By: /s/ Thomas Tays
                                                --------------------------------
                                                    Thomas Tays
                                                    Attorney-in-Fact

(1)Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 23(q)(2)
to Part C of Form N-1A.

                                           /s/ Thomas Tays
                                           -------------------------------------
                                           Thomas Tays
                                           Attorney-in-Fact

                                       5

                               CLIPPER FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed on April 23, 2007, by the following persons in the capacities indicated.

         Signature                       Title
-------------------------------------   --------

/s/ F. Otis Booth(2)                    Director
-------------------------------------
F. Otis Booth

/s/ Lawrence P. McNamee(2)              Director
-------------------------------------
Lawrence P. McNamee

/s/ Norman B. Williamson(2)             Director
-------------------------------------
Norman B. Williamson

/s/ Steven N. Kearsley     (2)          Director
-------------------------------------
Steven N. Kearsley

/s/ Lawrence E. Harris     (2)          Director
-------------------------------------
Lawrence E. Harris

(2)Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 23(q)(1)
to Part C of Form N-1A.

                                        /s/ Thomas Tays
                                        ----------------------------------------
                                        Thomas Tays
                                        Attorney-in-Fact

                                  EXHIBIT LIST

23(i)    Opinion of Counsel Opinion and Consent of Fund Counsel, Paul, Hastings,
         Janofsky & Walker LLP.

23(j)(1) Other Opinions Opinion and Consent of Former Independent Counsel,
         Pricewaterhouse Coopers.

23(j)(2) Other Opinions Opinion and Consent of Current Independent Counsel,
         KPMG, LLC.

                                       6